Exhibit 10.11(a)

This Instrument Prepared By

And To Be Returned To:

Mark K. Somerstein, Esq.

Greenspoon Marder, P.A.

200 East Broward Blvd., Suite 1500

Fort Lauderdale, FL 33301

AMENDMENT TO NOTE, LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS AMENDMENT TO NOTE, LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (“Amendment”) is entered into by and between WCI COMMUNITIES, INC., a Delaware corporation and WCI COMMUNITIES, LLC a Delaware limited liability company (collectively, the “Borrower”), and STONEGATE BANK (“Bank”) dated effective as of February 12, 2016.

RECITALS:

A. Borrower and Bank previously entered into a loan transaction where Borrower has a $10,000,000.00 credit facility from the Bank (the “Loan”).

B. In connection with the Loan, Borrower has executed, amongst other things, the following (collectively, the “Loan Documents”), each executed as of February 28, 2013:

(i) Promissory Note from Borrower in favor of Bank in the original principal amount of $10,000,000.00 (“Note”).

(ii) Loan Agreement between Borrower and Bank (“Loan Agreement”).

(iii) Real Estate Mortgage, Assignment and Security Agreement in favor of Bank recorded under Instrument No. 2013000050383 of the Public Records of Lee County, Florida (“Mortgage”).

(iv) Assignment and Pledge of Lien Rights recorded under Instrument No. 2013000050384 of the Public Records of Lee County, Florida (“Pledge”).

(v) Security Agreement in favor of Bank (“Security Agreement”).

(vi) Pledge Agreement in favor of Bank (“Pledge Agreement”).

(vii) Hazardous Substance Certificate in favor of Bank (“Certificate”).

C. Borrower and Bank desire to amend the Loan Documents, all as more particularly set forth herein.

NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1. The foregoing recitations are true and correct and are incorporated herein by reference. In the event of a conflict between the terms of this Amendment and those of the Loan Documents, the terms of this Amendment shall control. Except as modified hereby, the terms of the Loan Documents remain in full force and effect and are reaffirmed by the Borrower. Terms not otherwise defined herein shall have the meaning set forth in the Loan Documents.

2. Section 2 of the Loan Agreement is amended to read as follows:

2. LOAN. Lender hereby agrees to make the Loan to Borrower in the principal face amount of $10,000,000.00. The obligation to repay the Loan is evidenced by that certain promissory note from Borrower in favor of Lender dated even date herewith in the original principal amount of $10,000,000.00 (together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the “Note”) having a maturity date, repayment terms and interest rate as set forth in the Note. The Note shall be comprised of a revolving line of credit for a period of thirty-six (36) months following the Effective Date (“Revolving Phase”), followed by a twenty-four (24) month term loan (“Term Phase”). During the Revolving Phase, the Borrower may borrow, repay and re-borrow advances under the Note up to $10,000,000.00 outstanding at any given time provided no default exists under the Note. During the Revolving Phase and the Term Phase the Borrower shall have the right, provided no default exists under the Loan, to request Bank to issue standby letters of credit for the benefit of Borrower up to the aggregate amount of $5,000,000.00 outstanding at any given time. The following shall be applicable with respect to the letters of credit: (i) each letter of credit must be in form and substance satisfactory to Bank; (ii) no letter of credit may have an expiry date beyond the Term Phase; (iii) each letter of credit shall reduce the availability under the Loan dollar for dollar; (iv) all letters of credit in the aggregate may not exceed $5,000,000.00 at any given time; (v) Borrower shall pay to Bank an annual fee of 75 basis points of the face amount of each letter of credit and shall pay the Bank’s customary issuance and renewal fees associated with letters of credit; and (vi) any issued letters of credit will not count as amounts outstanding for purposes of calculating the non-use fee.

3. This Amendment may be executed in a number of identical counterparts which, taken together, shall constitute collectively one (1) Amendment; but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart executed by the party to be charged. This Amendment may be executed by email and/or telecopy.

4. Any future waiver, alteration, amendment or modification of any of the provisions of the Loan Agreement or this Amendment shall not be valid or enforceable unless in writing and signed by all parties, it being expressly agreed that neither the Loan Agreement nor this Amendment can be modified orally, by course of dealing or by implied amendment. Moreover, any delay by Bank in enforcing its rights after an event of default shall not be a release or waiver of the event of default.

5. The terms and conditions set forth in this Amendment are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Amendment or any documentation prepared pursuant to or in connection with this Amendment shall not be construed against any of the parties because of draftsmanship.

6. Borrower hereby warrants and represents to, and agree with Bank, that this Amendment (and all modification documents executed in conjunction therewith) constitutes the valid and binding obligation of Borrower, enforceable against them in accordance with their respective terms.

7. Borrower acknowledges and agrees that there are no defaults under the Loan Documents and Borrower releases Bank from any claim under the Loan Documents through the Effective Date.

8. Except as modified hereby, the Loan Documents shall remain in full force and effect.

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment effective the day and year set forth above.

BORROWER:

WCI COMMUNITIES, INC., a Delaware corporation

By:	/s/ Russell Devendorf
Print Name: Russell Devendorf
Title: SVP & CFO

WCI COMMUNITIES, LLC a Delaware limited liability company

By:	/s/ Russell Devendorf
Print Name: Russell Devendorf
Title: SVP & CFO

BANK:

STONEGATE BANK

By:	/s/ Pablo Veintimilla
Print Name: Pablo Veintimilla
Title: EVP

STATE OF FLORIDA	)
	)	SS:
COUNTY OF BROWARD	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Russell Devendorf, the CFO of WCI COMMUNITIES, INC., a Delaware corporation, who is personally known to me or who has produced                                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 12th day of February, 2016.

/s/ Jeanette M. Federman
Notary Public

[Stamp of Jeanette M. Federman, Commission # FF 154542, expires September 5, 2018]
Typed, printed or stamped name of Notary Public

My Commission Expires:

STATE OF FLORIDA	)
	)	SS:
COUNTY OF BROWARD	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Russell Devendorf, the CFO of WCI COMMUNITIES, LLC a Delaware limited liability company, who is personally known to me or who has produced                                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 12th day of February, 2016.

/s/ Jeanette M. Federman
Notary Public

[Stamp of Jeanette M. Federman, Commission # FF 154542, expires September 5, 2018]
Typed, printed or stamped name of Notary Public

My Commission Expires:

STATE OF FLORIDA	)
	)	SS:
COUNTY OF COLLIER	)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by Pablo Veintimilla, the Executive VP of STONEGATE BANK, who is personally known to me or who has produced                                      as identification.

WITNESS my hand and official seal in the County and State last aforesaid this 12th day of February, 2016.

/s/ Suzanne Mandy
Notary Public

Suzanne Mandy
Typed, printed or stamped name of Notary Public

My Commission Expires:

[Stamp of Suzanne Mandy, Notary Public,

State of Florida, Commission # FF084164,

expires January 16, 2018]